SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           THISTLE GROUP HOLDINGS, CO.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Pennsylvania                                         23-2960768
----------------------------                                -------------------
     (State of Incorporation                                   (IRS Employer
          or Organization)                                  Identification No.)


6060 Ridge Avenue, Philadelphia, Pennsylvania                     19128
---------------------------------------------                   ----------
(Address of Principal Executive Offices)                        (Zip Code)


If this form relates to the registration     If this form relates to the
of a class of securities  pursuant  to       registration  of a class of
Section  12(b) of the Exchange Act and is    securities  pursuant  to  Section
effective pursuant to General Instruction    12(g)  of the  Exchange   Act and
A.(c),  please check the following  box.|_|  is  effective  pursuant to General
                                             Instruction A.(d),  please check
                                             the following box.|X|


Securities  Act  registration  statement file number to which this form relates:
333-48749

Securities to be registered pursuant to Section 12(b) of the Act:


Title of Each Class                         Name of Each Exchange on Which
To be so Registered                         Each Class is to be Registered
-------------------                         ------------------------------
None                                                      N/A


Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.10 per share
---------------------------------------
          (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

Item 1.  Description of Registrant's Securities to be Registered

The information set forth under the captions "Restrictions on Acquisition of the Company" and "Description of Capital Stock" in the Prospectus included in Part I of the Registration Statement on Form S-1 of the registrant, originally filed with the Securities and Exchange Commission on March 26, 1998 (File No. 333-48749), is incorporated by reference in response to this Item 1. Information set forth under the captions "Restrictions on Acquisition of the Company" and "Description of Capital Stock" contained in a prospectus relating to SEC File No. 333-48749 and subsequently filed by the registrant pursuant to 17 C.F.R.
ss.230.424(b) shall be deemed to be incorporated by reference into this registration statement.


Item 2.  Exhibits

3(i)     Articles of Incorporation of Thistle Group Holdings, Co.*

3(ii)    Bylaws of Thistle Group Holdings, Co.*

---------------------

* Incorporated herein by reference to Exhibits 3(i) (Articles of Incorporation) and 3(ii) (Bylaws) to the Registration Statement of Thistle Group Holdings, Co. (Registration No. 333-48749), which was originally filed with the Securities and Exchange Commission on March 26, 1998.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     THISTLE GROUP HOLDINGS, CO.



Date:  May 29, 1998                        By:  /s/  John F. McGill, Jr.
                                                -------------------------------
                                                     John F. McGill, Jr.
                                                     President